Scudder Horizon Plan
               No-Load Flexible Premium Variable Deferred Annuity
                                   Offered by
                          Intramerica Insurance Company
                Through the Intramerica Variable Annuity Account

                        Supplement Dated August 19, 2002
                                     to the
                          Prospectus Dated May 1, 2002


In the section entitled "Transfers", on page 13, add the following paragraph after the fourth paragrapgh:

The Contract is intended for long-term investment. Frequent trading in response to short term fluctuations in markets can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. At our discretion, we may restrict, limit or refuse transfers, that are considered by us to be to the disadvantage of other Contract owners or that may have a detrimental effect on a Portfolio.

In the section entitled "Excessive Telephone Transfer Trading Limits", on page 13, delete the second and third paragraphs and replace with the following:

At any time we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.